UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): January 5, 2000
                                                         (October 22, 1999)


              BRANDMAKERS, INC. (formerly Mason Oil Company, Inc.)
             (Exact name of registrant as specified in its charter)


             Utah                        000-28184             37-0278175
(State or other jurisdiction of   (Commission File Number)  (I.R.S. Employer
 incorporation or organization)                            Identification No.)



                         1324 Capital Circle, NW, Unit C
                          Lawrenceville, Georgia 30043
                    (Address of principal executive offices)



                                 (770) 338-1958
              (Registrant's telephone number, including area code)

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

(a) The registrant is filing the required financial statements in connection with its acquisition of Brandmakers, Inc. on October 22, 1999 on this amendment to Form 8-K.

(b) The registrant is also filing the required pro forma information in connection with the acquisition described in Item 7a above on this amendment to Form 8-K.

                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  January 5, 2000              By:/s/Geoff Williams
                                    Geoff Williams
                                    Chief Executive Officer

                    UNAUDITED PRO FORMA COMBINED STATEMENT OF
                       OPERATIONS AND UNAUDITED PRO FORMA
                             COMBINED BALANCE SHEET



The following unaudited pro forma combined statement of operations for the year ended June 30, 1999 and the unaudited pro forma combined balance sheet as of June 30, 1999 give effect to the business combination of Mason Oil Company, Inc. and Brandmakers, Inc. The transaction between Mason Oil Company, Inc. and Brandmakers, Inc. has been accounted for as a combination of companies treated as a reverse acquisition. The unaudited pro forma statement of operations has been prepared as if the proposed transaction occurred on July 1, 1998. The unaudited pro forma balance sheet has been prepared as if the proposed transaction occurred June 30, 1999. These pro forma statements are not necessarily indicative of the results of operations or the financial position as they may be in the future or as they might have been had the transactions become effective on the above mentioned dates.

The unaudited pro forma combined statement of operations for the year ended June 30, 1999 includes the results of operations of Mason Oil Company, Inc. and Brandmakers, Inc.

The unaudited pro forma combined statement of operations and the unaudited pro forma combined balance sheet should be read in conjunction with the separate historical financial statements and notes thereto of Mason Oil Company, Inc. and Brandmakers, Inc.

           Notes to Unaudited Pro Forma Combined Financial Statements


The following notes and adjustments are related to the business combination between Mason Oil Company, Inc. (Mason) and Brandmakers, Inc. (Brandmakers).

1) Records the issuance of 4,600,000 shares to former officers for prior services rendered. The shares were valued at $.10 per share, determined by the former management of Mason.

(2) Records the acquisition of Mason by Brandmakers treated as a reverse acquisition for accounting purposes.

      The following assets were acquired and liabilities assumed of Mason:

      Cash                                         $  91,970
      Note receivable                                110,900
      Property and equipment, net                    555,941
      Other assets                                    20,421
      Accounts payable                               (64,136)
      Notes payable - shareholders                  (258,824)
                                                    --------

      Net assets acquired                           $456,272
                                                    ========

      The following recapitalization and net effect on equity occurred:

      Net common stock received                   $   88,900
      Accumulated deficit eliminated               2,408,758
      Reduction to additional paid-in capital     (2,041,386)
                                                  ----------

      Net effect on equity                        $  456,272
                                                  ==========

(3) A pro-forma tax adjustment for the net loss generated by Mason has not been provided for in the accompanying pro-forma statement of operations and to the uncertainty of realization.

(4) The following additional shares were issued in connection with adjustments
    (1) and (2) above:

     Stock issued for services to prior officers    4,600,000
      Shares issued in reverse acquisition         89,000,000
                                                   ----------

                                                   93,600,000
                                                   ==========

                   Unaudited Pro Forma Combined Balance Sheet
                               As of June 30, 1999



                                                                                         Pro Forma Adjustments
                                                                                      ----------------------------
                                          Mason        Brandmakers       Total           Debit            Credit          Combined
                                       -----------     -----------    -----------     -----------      -----------      -----------
Cash ................................  $    91,970     $    56,318    $   148,288     $      --        $      --        $   148,288
Accounts receivable, net ............         --           179,005        179,005            --               --            179,005
Inventory ...........................         --            74,154         74,154            --               --             74,154
Note receivable .....................      110,900            --          110,900            --               --            110,900
Prepaid expenses and other ..........         --             3,523          3,523            --               --              3,523
                                       -----------     -----------    -----------     -----------      -----------      -----------
 Total current assets ...............      202,870         313,000        515,870            --               --            515,870
                                       -----------     -----------    -----------     -----------      -----------      -----------

Property and equipment,
 net ................................      555,941          78,030        633,971            --               --            633,971

Other assets ........................       20,421          11,466         31,887            --               --             31,887
                                       -----------     -----------    -----------     -----------      -----------      -----------

Total ...............................  $   779,232     $   402,496    $ 1,181,728     $      --        $      --        $ 1,181,728
                                       ===========     ===========    ===========     ===========      ===========      ===========

Liabilities and  Shareholders' Equity

Current portion of
 long-term debt .....................  $      --       $    19,032    $    19,032     $      --        $      --        $    19,032
Notes payable-
 shareholders and
 officers ...........................      258,824          10,108        268,932            --               --            268,932
Stock subscription
 payable ............................         --            50,000         50,000            --               --             50,000
Accounts payable ....................       64,136         171,869        236,005            --               --            236,005
Accrued payroll and
 expenses ...........................         --            17,215         17,215            --               --             17,215
Income taxes payable ................         --            26,843         26,843            --               --             26,843
                                       -----------     -----------    -----------     -----------      -----------      -----------
   Total current
    liabilities .....................      322,960         295,067        618,027            --               --            618,027
                                       -----------     -----------    -----------     -----------      -----------      -----------

Long-term liabilities -
 deferred compensation ..............      120,000            --          120,000         120,000(1)          --               --
Long-term debt ......................         --            19,835         19,835            --               --             19,835
                                       -----------     -----------    -----------     -----------      -----------      -----------

Deferred income taxes ...............         --             6,400          6,400            --               --              6,400
                                       -----------     -----------    -----------     -----------      -----------      -----------

Shareholders' equity
 Common stock, .001 par
  value .............................       10,890             100         10,900            --           (4,600)(1)        104,490
                                                                                                         (88,900)(2)
 Additional paid-in
  capital ...........................    2,365,801            --        2,365,801       2,041,386(2)    (455,400)(1)        323,543
                                                                                          456,272(2)
 Retained (deficit)
  earnings ..........................   (2,068,758)         81,094     (1,987,664)        340,000(1)  (2,408,758(2)          81,094
 Foreign currency
  translation adjustment ............       28,339            --           28,339            --               --             28,339
                                       -----------     -----------    -----------     -----------      -----------      -----------
   Total shareholders'
    equity ..........................      336,272          81,194        417,466       2,837,758       (2,957,758)         537,466
                                       -----------     -----------    -----------     -----------      -----------      -----------

Total ...............................  $   779,232     $   402,496    $ 1,181,728     $ 2,957,758      $(2,957,758)     $ 1,181,728
                                       ===========     ===========    ===========     ===========      ===========      ===========


                Unaudited Pro Forma Combined Statement of Income
                     For the Six Months Ended June 30, 1999



                                                                                Pro Forma Adjustments
                                                                              -------------------------
                              Mason         Brandmakers         Total            Debit           Credit      Combined
                           -----------      -----------      -----------      -----------        ------     -----------
Revenues .............     $      --        $ 2,055,040      $ 2,055,040      $      --          $ --       $ 2,055,040

Operating expenses
  Cost of revenues ...            --          1,218,798        1,218,798             --            --         1,218,798
  Selling, general and
   administration ....         565,915          824,903        1,390,818          340,000(1)       --         1,730,818
                           -----------      -----------      -----------      -----------        ------     -----------
  Total operating
   expenses ..........         565,915        2,043,701        2,609,616          340,000          --         2,949,616
                           -----------      -----------      -----------      -----------        ------     -----------

Income (loss) from
 operations ..........        (565,915)          11,339         (554,576)         340,000          --          (894,576)
                           -----------      -----------      -----------      -----------        ------     -----------

Other income .........          23,358            1,566           24,924             --            --            24,924
Interest expense .....         (27,463)          (3,811)         (31,274)            --            --           (31,274)
                           -----------      -----------      -----------      -----------        ------     -----------

Income (loss) before
 taxes ...............        (570,020)           9,094         (560,926)         340,000          --          (900,926)
Income tax expense
 (benefit) ...........            --              2,007            2,007             --            --             2,007
                           -----------      -----------      -----------      -----------        ------     -----------

Net income (loss) ....     $  (570,020)     $     7,087      $  (562,933)     $   340,000        $ --       $  (902,933)
                           ===========      ===========      ===========      ===========        ======     ===========

Basic earnings (loss)
 per share                 $      (.05)                                                                     $      (.01)
                           ===========                                                                      ===========

Weighted average pro
 forma shares
 outstanding - basic        11,142,449                                                                      104,742,449
                           ===========                                                                      ===========

Diluted earnings (loss)
 per share                 $     (.05)                                                                      $      (.01)
                           ==========                                                                       ===========

Weighted average pro
 forma shares
 outstanding - diluted     11,142,449                                                                       104,742,449
                           ==========                                                                       ===========


                                BRANDMAKERS, INC.

                              FINANCIAL STATEMENTS

                            Year Ended June 30, 1999

                                     CONTENTS



                                                                       Page

     INDEPENDENT AUDITORS'  REPORT . . . . . . . . . . . . . . . .       1

     FINANCIAL STATEMENTS

         Balance Sheet . . . . . . . . . . . . . . . . . . . . . .       2

         Statement of Income . . . . . . . . . . . . . . . . . . .       3

         Statement of Retained Earnings  . . . . . . . . . . . . .       4

         Statement of Cash Flows . . . . . . . . . . . . . . . . .       5

         Notes to Financial Statements . . . . . . . . . . . . . .       6

                          Independent Auditors' Report



Mr. Geoffrey Williams,
President
Brandmakers,
Inc.
Lawrenceville, Georgia


We have audited the accompanying balance sheet of Brandmakers, Inc.(a Georgia corporation) as of June 30, 1999, and the related statements of income, retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Brandmakers, Inc. as of June 30, 1999, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.






Santi & Associates, PC

Duluth, Georgia
December 22, 1999








                                BRANDMAKERS, INC.
                                  BALANCE SHEET
                                  June 30, 1999

   --------------------------------------------------------------------------

                                      ASSETS


     CURRENT ASSETS

         Cash and cash                                             $    56,318
         equivalents
         Accounts receivable,                                          177,737
         trade
         Account receivable,                                             1,268
         other
         Inventory                                                      74,154
         Prepaid expenses                                                3,523
                                                                     ----------

                  TOTAL CURRENT
                   ASSETS                                              313,000
                                                                     ----------


     PROPERTY AND EQUIPMENT, at
      cost
         Furniture and                                                   8,171
         fixtures
         Computers and office                                           65,857
         equipment
         Equipment                                                      23,587
         Trucks and                                                     33,495
         Automobiles
                                                                     ----------

                                                                       131,110
         Less accumulated depreciation                                 -53,080
                                                                     ----------

                                                                        78,030
                                                                     ----------

     OTHER ASSETS
         Deposits                                                       11,466
                                                                     ----------


     --------------------------------------------------------------------------

     TOTAL ASSETS                                                  $   402,496

     --------------------------------------------------------------------------



                      LIABILITIES AND STOCKHOLDER'S EQUITY


     CURRENT
     LIABILITIES

         Current maturities of                                     $     2,446
         long-term debt
         Current portion of capital lease                               16,586
         obligations
         Accounts payable                                              171,869
         Officer loan payable                                           10,108
         Other                                                          50,000
         payables
         Accrued payroll and                                            17,215
         payroll taxes
         Accrued income taxes                                           26,843
                                                                     ----------

         TOTAL CURRENT LIABILITIES                                     295,067
                                                                     ----------

     LONG-TERM DEBT                                                      6,163
                                                                     ----------

     CAPITAL LEASE OBLIGATIONS                                          13,672
                                                                     ----------

     DEFERRED INCOME TAXES                                               6,400
                                                                     ----------

     STOCKHOLDER'S EQUITY

         Common stock, no par value, 1,000
          shares authorized, 100 issued
          and oustanding                                                   100
         Retained earnings                                              81,094
                                                                     ----------

                                                                        81,194
                                                                     ----------
     --------------------------------------------------------------------------

     TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                    $   402,496

     --------------------------------------------------------------------------
                 The accompanying notes are an integral part of
                           these financial statements.

                                BRANDMAKERS, INC.
                               STATEMENT OF INCOME
                            Year Ended June 30, 1999

   --------------------------------------------------------------------------

     REVENUES                                                      $ 2,055,040

     COST OF REVENUES EARNED                                         1,218,798
                                                                   -----------

     GROSS PROFIT                                                      836,242
                                                                   -----------

     OPERATING EXPENSES
         Advertising and promotion                                      17,788
         Automobile expenses                                            23,170
         Bank charges                                                      516
         Depreciation                                                   32,663
         Dues and subscriptions                                            427
         Insurance                                                      21,575
         Meals and entertainment                                        11,013
         Miscellaneous                                                     582
         Office expenses                                                22,586
         Officer payroll                                                92,300
         On-line                                                           708
         Professional fees                                              70,206
         Rent                                                           64,845
         Repairs and maintenance                                        11,257
         Research and development                                        9,268
         Salaries                                                      331,405
         Stock transfer fee                                              2,000
         Supplies                                                       15,269
         Taxes - payroll                                                42,920
         Taxes and licenses                                              1,508
         Telephone                                                      27,951
         Travel                                                         24,946
                                                                     ----------

                  TOTAL OPERATING EXPENSES                             824,903
                                                                     ----------

     OPERATING INCOME                                                   11,339

     OTHER INCOME (EXPENSE)
         Interest income                                                 1,566
         Interest expense                                               -3,811
                                                                     ----------

     INCOME BEFORE TAXES                                                 9,094
                                                                     ----------

     PROVISION FOR INCOME TAXES
         Current                                                         2,007
                                                                     ----------

                  TOTAL INCOME TAX PROVISION                             2,007
                                                                     ----------

     NET INCOME                                                      $   7,087
                                                                     ==========

                 The accompanying notes are an integral part of
                           these financial statements.

                                BRANDMAKERS, INC.
                         STATEMENT OF RETAINED EARNINGS
                            Year Ended June 30, 1999

   --------------------------------------------------------------------------





     BALANCE  AT BEGINNING OF                                        $  74,007
     YEAR

         Net                                                             7,087
           income
                                                                     ----------

     BALANCE AT END OF YEAR                                          $  81,094
                                                                     ==========




                 The accompanying notes are an integral part of
                           these financial statements.

                                BRANDMAKERS, INC.
                             STATEMENT OF CASH FLOWS
                            Year Ended June 30, 1999

   --------------------------------------------------------------------------




     CASH FLOWS FROM OPERATING ACTIVITIES
     Net income                                                    $     7,087
     Adjustments to reconcile net income to
      net cash provided by (used in) operating activities:
      Depreciation                                                      32,663
     (Increase) Decrease in:
         Accounts receivable, trade                                   -157,494
         Accounts receivable, other                                     -1,268
         Inventory                                                     -48,339
         Prepaid expenses                                                8,816
         Deposits                                                       -4,061
     Increase (Decrease) in:
         Accounts payable                                               68,266
         Accrued payroll and payroll taxes                              14,068
         Other payables                                                 50,000
         Accrued interest                                                 -283
         Accrued income taxes                                            2,007
                                                                     ----------

         Net cash used by operations                                   -28,538
                                                                     ----------

     CASH FLOWS FROM INVESTING ACTIVITIES
         Purchase of property and equipment                             -4,023
                                                                     ----------

         Net cash used by investing activities                          -4,023
                                                                     ----------

     CASH FLOWS FROM FINANCING ACTIVITIES
         Principal payments on long-term debt                           -2,030
         Principal payments under capital lease obligations             -9,750
         Increase in officer loan payable                                2,500
                                                                     ----------

         Net cash used by financing activities                          -9,280
                                                                     ----------

     NET INCREASE (DECREASE) IN CASH AND CASH
      EQUIVALENTS                                                      -41,841

         CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR                 98,159
                                                                     ----------

         CASH AND CASH EQUIVALENTS AT END OF YEAR                    $  56,318
                                                                     ==========

     SUPPLEMENTAL DISCLOSURES
     Interest paid                                                   $   4,094
                                                                     ==========
     Income taxes paid                                               $       0
                                                                     ==========



                 The accompanying notes are an integral part of
                           these financial statements.

                                BRANDMAKERS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 1999

   --------------------------------------------------------------------------

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of Brandmakers, Inc. is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of management who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

1. Principal Business Activity
Brandmakers, Inc. (the "Company") is a Georgia corporation which assembles coin operated entertainment and product machines. Through its various divisions, the Company also provides on premise communication systems, graphic art packaging and point of purchase design, and universal web based Internet services.

2. Basis of Accounting
The Company prepares its financial statements and income tax returns on the accrual method of accounting.

3. Cash Equivalents
For the purposes of reporting cash flow, cash and cash equivalents include money market accounts and any highly liquid debt instruments purchased with a maturity of three months or less.

4. Allowance for Bad
Debts The Company considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required.

5. Inventory
Inventory is stated at the lower of cost (first-in, first out) or market.

6. Property and Equipment
Property and equipment are stated at cost. Depreciation is computed for financial reporting purposes principally using the 200% double-declining balance method over the estimated useful lives of the assets.

7. Income Taxes
Income taxes are provided for the effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes. Deferred income tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted income tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

8. Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of certain assets and liabilities and disclosures. Accordingly, the actual amounts could differ from those estimates. Any adjustments applied to estimated amounts are recognized in the year in which such adjustments are determined.

                                BRANDMAKERS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 1999

   --------------------------------------------------------------------------

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

9. Long-lived Assets

Long-lived assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the related carrying amount may not be recoverable. When required, impairment losses on assets to be held and used are recognized based on the excess of the asset's carrying amount and fair value of the asset and long-lived assets to be disposed of are reported at the lower of carrying amount or fair value less cost to sell. For the year ended June 30, 1999, no adjustments in the carrying amount of long-lived assets were deemed necessary.

10. Advertising Costs

Advertising and promotion costs are expensed as incurred.


NOTE B - INVENTORY

Inventory at June 30, 1999 was as follows:
 Vending machine cabinets and components                        $    40,165
 Finished goods                                                      33,989
                                                                -----------
                                                                $    74,154
                                                                ===========


NOTE C - PROVISION FOR INCOME TAXES

Provision for income taxes consisted of the following:

Currently payable:
 Federal                                                        $     1,434
 State                                                                  573
                                                                -----------
    Total income tax provision                                  $     2,007
                                                                ===========


NOTE D - CONCENTRATIONS OF CREDIT RISK

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and trade receivables. The Company occasionally maintains deposits in financial institutions in excess of federally insured limits. Statement of Financial Accounting Standards No. 105 identifies these items as a concen- tration of credit risk requiring disclosure regardless of degree of risk. The risk is managed by maintaining all deposits in high quality financial institutions. $103,064 of the Company's trade receivables were due from the Company's six largest customers. One customer accounted for $803,186 of the Company's net revenues.

The Company is primarily affected by the general economic conditions of the southeast United States and the entertainment and leisure industries.

                                BRANDMAKERS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 1999

   --------------------------------------------------------------------------

NOTE G - COMMITMENTS

1. Acquisition by Mason Oil Co., Inc.
On October 22, 1999, the assets of the Company were aquired by Mason Oil Co., Inc. This transaction was reported to the Securities and Exchange commission on form 8K November 4, 1999. The Company's assets were acquired in consideration of the issuance of 89,000,000 shares of Mason's common stock. After giving effect to the transaction, the Company or its shareholders held an approximate 85% equity interest in Mason.

2. Leasing Transactions
The Company leases office space under a noncancelable operating lease. Lease expense for the Year ended June 30, 1999 was $64,845. Remaining future minimum lease payments required under this lease are $30,000 for the twelve months ending June 30, 2000 and $2,500 for the one month ending July 31, 2000, which is when the lease expires.


NOTE H - CONTINGENCY

The Company has entered into an agreement with Miles Rubber & Supply Company, Inc., a creditor of Smart Games Interactive, Inc. The Company has taken possession of all known Smart Games Interactive, Inc. inventory. This inventory is subject to a Uniform Commercial Code lien filed by Miles Rubber. Under the agreement, the Company paid Miles Rubber $3,500 for the portion of the inventory that is usable by the Company. The Company has rescinded the remainder of the agreement. The balance of the inventory remains subject to the UCC lien and is not recorded in these financial statements.

The Company has been informed that it is party to a lawsuit filed by John C. Estill of San Diego, California, who purchased certain golf video games from Renaissance Group, International, Ltd. The golf games were manufactured by the Company and the Plaintiff claims that the Company made representations as to the potential return of Mr. Estill's investment. The Complaint seeks damages of $200,000. Management currently believes that the factual basis of the claim is without merit and intends to vigorously defend the litigation and seek removal of the case from the courts of California.

NOTE I - CASH FLOW DISCLOSURES

Noncash transactions for the year ended June 30, 1999 included the following;

1. Equipment purchased by issuance of long-term debt of $10,639.

2. Computers and office equipment obtained under capital lease of $40,008.


NOTE J - DUE TO RELATED PARTY

Officer loan payable as of June 30, 1999 consists of an unsecured, noninterest bearing loan from Geoff Williams in the amount of $10,108.

                                BRANDMAKERS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 1999

   --------------------------------------------------------------------------

NOTE E - LONG-TERM DEBT

Long-term debt at June 30, 1999 is summarized as follows:

     Retail  installment  contract payable $263 monthly,
     including interest at 9.5%, due September 2002.
     Secured by underlying equipment.                              $     8,609

                    Less current                                        -2,446
                    portion
                                                                   -----------

                                                                   $     6,163
                                                                   ===========

Maturities of long-term debt for each of the next five years are as follows:

            Twelve months ending June 30,
            -----------------------------

                       2000                                        $     2,446
                       2001                                              2,688
                       2002                                              2,955
                       2003                                                520
                                                                   -----------

                                                                   $     8,609
                                                                   ===========


NOTE F - CAPITAL LEASES

During the year ended June 30, 1999, the Company acquired computer equipment under capital leases. The leases expire within the next three years. The capitalized lease obligations have been recorded as computers and office equipment with a cost of $40,008. Amortization of the capitalized cost is included in depreciation expense. The future mnimum lease payments at June 30, 1999 are as follows:

            Twelve months ending June 30,
            -----------------------------

                       2000                                        $    20,846
                       2001                                             13,418
                       2002                                              1,509
                                                                   -----------

                                                                        35,773
                    Less amount representing                            -5,515
                    interest
                                                                   -----------

                    Present value of net minimum                   $    30,258
                    lease payments
                                                                   ===========

                                BRANDMAKERS, INC.

                              FINANCIAL STATEMENTS

                            Year Ended June 30, 1998

                                    CONTENTS



                                                                         Page

     INDEPENDENT AUDITORS'  REPORT . . . . . . . . . . . . . . . . .       1

     FINANCIAL STATEMENTS

          Balance Sheet. . . . . . . . . . . . . . . . . . . . . . .        2

         Statement of Income . . . . . . . . . . . . . . . . . . . .       3

         Statement of Retained Earnings  . . . . . . . . . . . . . .       4

         Statement of Cash Flows . . . . . . . . . . . . . . . . . .       5

         Notes to Financial Statements . . . . . . . . . . . . . . .       6

                          Independent Auditors' Report



Mr. Geoffrey Williams,
President
Brandmakers,
Inc.
Lawrenceville,
Georgia


We have audited the accompanying balance sheet of Brandmakers, Inc.(a Georgia corporation) as of June 30, 1998, and the related statements of income, retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Brandmakers, Inc. as of June 30, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.




Santi, Philmon & Company
Duluth, Georgia

June 10, 1999

                                BRANDMAKERS, INC.
                                  BALANCE SHEET
                                  June 30, 1998

  ----------------------------------------------------------------------------

                                     ASSETS


     CURRENT ASSETS

         Cash                                                      $    98,159
         Accounts receivable, trade                                     20,243
         Inventory                                                      25,815
         Prepaid expenses                                               12,339
                                                                     ----------

                  TOTAL CURRENT ASSETS                                 156,556
                                                                     ----------



     PROPERTY AND EQUIPMENT

         Furniture and fixtures                                          6,067
         Computers and office equipment                                 23,930
         Equipment                                                      12,948
         Trucks and autos                                               33,495
                                                                     ----------

                                                                        76,440
         Less accumulated depreciation                                 (20,417)
                                                                     ----------

                                                                        56,023
                                                                     ----------

     OTHER ASSETS
         Deposits                                                        7,405
                                                                     ----------

   ----------------------------------------------------------------------------

     TOTAL ASSETS                                                  $   219,984

   ----------------------------------------------------------------------------


                      LIABILITIES AND STOCKHOLDER'S EQUITY


     CURRENT LIABILITIES

         Accounts payable                                          $   103,603
         Officer loan payable                                            7,608
         Accrued and withheld payroll taxes                              3,147
         Accrued interest                                                  283
         Accrued income taxes                                           24,836
                                                                     ----------

                  TOTAL CURRENT LIABILITIES                            139,477
                                                                     ----------

     DEFERRED INCOME TAXES                                               6,400
                                                                     ----------

     STOCKHOLDER'S EQUITY
         Common stock, no par value, 1,000
          shares authorized, 100 issued and
          outstanding                                                      100
         Retained earnings                                              74,007
                                                                     ----------

                                                                        74,107
                                                                     ----------
   ----------------------------------------------------------------------------

     TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                    $   219,984

   ----------------------------------------------------------------------------

                     The accompanying notes are an integral
                      part of these financial statements.

                                BRANDMAKERS, INC.
                               STATEMENT OF INCOME
                            Year Ended June 30, 1998

  ----------------------------------------------------------------------------

     REVENUES                                                      $ 1,747,717

     COST OF REVENUES EARNED                                         1,270,568
                                                                     ----------

     GROSS PROFIT                                                      477,149
                                                                     ----------

     OPERATING EXPENSES
         Advertising and promotion                                      16,686
         Auto expenses                                                   7,980
         Bank charges                                                      246
         Depreciation                                                   11,158
         Dues and subscriptions                                            453
         Insurance                                                       9,827
         Meals and entertainment                                         8,435
         Miscellaneous                                                     358
         Office expenses                                                12,509
         On-line                                                           413
         Professional fees                                              19,835
         Rent                                                           23,831
         Repairs and maintenance                                         4,424
         Research and development                                       25,534
         Salaries                                                      139,454
         Supplies                                                        8,670
         Taxes - payroll                                                 8,669
         Taxes and licenses                                              5,072
         Telephone                                                      12,467
         Travel                                                         22,350
                                                                     ----------

                  TOTAL OPERATING EXPENSES                             338,371
                                                                     ----------

     OPERATING INCOME                                                  138,778

     OTHER INCOME (EXPENSE)
         Interest income                                                 3,129
         Interest expense                                              (1,915)
                                                                     ----------

     INCOME BEFORE TAXES                                               139,992
                                                                     ----------

     PROVISION FOR INCOME TAXES
         Current                                                        24,836
         Deferred                                                        6,400
                                                                     ----------

                  TOTAL INCOME TAX PROVISION                            31,236
                                                                     ----------

     NET INCOME                                                      $ 108,756
                                                                     ==========


   The accompanying notes are an integral part of these financial statements.
                                        3

                                BRANDMAKERS, INC.
                         STATEMENT OF RETAINED EARNINGS
                            Year Ended June 30, 1998

  ----------------------------------------------------------------------------




     BALANCE  AT BEGINNING OF YEAR                                  $  (34,749)

         Net income                                                    108,756
                                                                     ----------

     BALANCE AT END OF YEAR                                         $   74,007
                                                                     ==========





   The accompanying notes are an integral part of these financial statements.
                                        4

                                BRANDMAKERS, INC.
                             STATEMENT OF CASH FLOWS
                            Year Ended June 30, 1998

  ----------------------------------------------------------------------------




CASH FLOWS FROM OPERATING ACTIVITIES
   Net income                                                      $   108,756
   Adjustments to reconcile net income to
    net cash provided by (used in)
    operating activities:
    Depreciation                                                        11,158
    Deferred income tax expense (benefit)                                6,400
    (Increase) Decrease in:
         Accounts receivable, trade                                     18,574
         Inventory                                                      (1,363)
         Prepaid expense                                               (12,339)
         Other current assets                                              348
         Deposits                                                       (5,820)
     Increase (Decrease) in:
         Accounts payable                                               16,601
         Accrued and withheld payroll taxes                             (1,057)
         Accrued interest                                                  283
         Accrued income taxes                                           24,836
         Other current liabilities                                      (7,618)
                                                                     ----------

         Net cash provided by operations                               158,759
                                                                     ----------


CASH FLOWS FROM INVESTING ACTIVITIES
   Purchase of property and equipment                                  (63,062)
   Decrease in officer loan payable                                    (18,609)
   Decrease in related party payable                                   (15,244)
                                                                     ----------

         Net cash used by investing activities                         (96,915)
                                                                     ----------


     NET INCREASE IN CASH                                               61,844

         CASH BALANCE AT BEGINNING OF YEAR                              36,315
                                                                     ----------

         CASH BALANCE AT END OF YEAR                                 $  98,159
                                                                     ==========


     SUPPLEMENTAL DISCLOSURES

         Interest paid                                               $   1,632
                                                                     ==========

         Income taxes paid                                           $   9,300
                                                                     ==========


   The accompanying notes are an integral part of these financial statements..
                                        5

                                BRANDMAKERS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 1998

  ----------------------------------------------------------------------------

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of BRANDMAKERS, INC. is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of management who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

1. Principal Business Activity and Reporting Period
Brandmakers, Inc. (the "Company") is a Georgia corporation which assembles coin operated entertainment and product machines. Through its various divisions, the Company also provides on premise communication systems, graphic art packaging and point of purchase design, and universal web based Internet services.

2. Basis of Accounting
The Company prepares its financial statements and income tax returns on the accrual method of accounting.

3. Cash
Cash includes checking and interest bearing money market savings accounts.

4. Allowance for Bad Debts
The Company considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required.

5. Inventory

Inventory is stated at the lower of cost (first-in, first out) or market.

6. Property and Equipment
Property and equipment are stated at cost. Depreciation is computed for financial reporting purposes principally using the 200% double-declining balance method over the estimated useful lives of the assets, generally five years.

7.  Income Taxes
Income taxes are provided for the effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes. Deferred income tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted income tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

8. Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of certain assets and liabilities and disclosures. Accordingly, the actual amounts could differ from those estimates. Any adjustments applied to estimated amounts are recognized in the year in which such adjustments are determined.

                                BRANDMAKERS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 1998

  ----------------------------------------------------------------------------

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

9. Long-lived Assets
Long-lived assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the related carrying amount may not be recoverable. When required, impairment losses on assets to be held and used are recognized based on the excess of the asset's carrying amount and fair value of the asset and long-lived assets to be disposed of are reported at the lower of carrying amount or fair value less cost to sell. For the year ended June 30, 1998, no adjustments in the carrying amount of long-lived assets were deemed necessary.

10. Advertising Costs
Advertising and promotion costs are expensed as incurred.


NOTE B - INVENTORY

     Inventory at June 30, 1998 was as follows:

         Vending machine cabinets and components                   $    25,815
                                                                   ===========


NOTE C - PROVISION FOR INCOME TAXES

     Provision for income taxes consisted of the following:
         Federal:
           Current                                                 $    19,348
           Deferred                                                      5,000
                                                                   -----------
                                                                        24,348
                                                                   -----------
         State:
           Current                                                       5,488
           Deferred                                                      1,400
                                                                    ----------
                                                                         6,888
                                                                    ----------

                  Total income tax provision                       $    31,236
                                                                    ==========


NOTE D - CONCENTRATIONS OF CREDIT RISK

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and trade receivables. The Company occasionally maintains deposits in financial institutions in excess of federally insured limits. Statement of Financial Accounting Standards No. 105 identifies these items as a concen- tration of credit risk requiring disclosure regardless of degree of risk. The risk is managed by maintaining all deposits in high quality financial institutions. $15,600 of the Company's trade receivables were due from the Company's largest customer. This customer accounted for $1,292,959 of the Company's net revenues.

The Company is primarily affected by the general economic conditions of the southeast United States and the entertainment and leisure industries.

                                BRANDMAKERS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 1998

  ----------------------------------------------------------------------------

NOTE E - COMMITMENTS

1. Merger with Smart Games Interactive, Inc.
The Company has proposed a reverse merger with Smart Games Interactive, Inc., a publicly traded company. The merger is subject to the rules and regulations of the Securities and Exchange Commission and the approval of the creditors and stockholders of Smart Games Interactive, Inc. This merger would increase the Company's current liabilities by $155,000.

2. Leasing Transactions
The Company leases office space under a noncancelable operating lease. Lease expense for the year ended June 30, 1998 was $19,430. Remaining future minimum lease payments required under this lease are $20,229 for the year ended June 30, 1999, which is when the lease expires.